                                                                   EXHIBIT 10.5

                              AMENDED AND RESTATED
                    AMENDMENT NO. 4 TO AND WAIVER NO. 1 UNDER
                      AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDMENT AND WAIVER dated as of March 21, 2001 (this "WAIVER") under the Amended and Restated Credit Agreement dated as of December 11, 1998 (as heretofore amended or modified, the "CREDIT AGREEMENT") among POLAROID CORPORATION (the "COMPANY"), the LENDERS party thereto (the "LENDERS"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.), as Co-Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and Collateral Agent.

                              W I T N E S S E T H :

         WHEREAS, the Company previously advised the Lenders that it believes that (i) as at the end of the first Fiscal Quarter of Fiscal Year 2001 the ratio of its Consolidated EBITDA to Consolidated Interest Expense will not meet the requirements of Section 5.07 of the Credit Agreement and (ii) during the first and second Fiscal Quarters of Fiscal Year 2001 its Debt/EBITDA Ratio may not have met and in the future will not meet the requirements of Section 5.08(a) of the Credit Agreement, and it also advised the Lenders that it believes it may be unable to be in compliance with such provisions at additional times after such times;

         WHEREAS, as a consequence of the foregoing the Company and the Lenders entered into Amendment No. 4 and Waiver No. 1 under the Credit Agreement dated as of February 16, 2001 (the "EXISTING WAIVER") pursuant to which the Lenders granted certain interim waivers to the Company on terms and conditions set forth therein;

         WHEREAS, the Company has requested the Lenders to modify the terms of the interim waivers under the Credit Agreement granted in the Existing Waiver;

         WHEREAS, the Lenders party hereto are willing to modify such interim waivers under the Credit Agreement, on the terms set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. AMENDMENT AND RESTATEMENT OF EXISTING WAIVER . Contemporaneously with the Waiver Effective Date (as defined in Section 16), the Existing Waiver shall be amended and restated to read in its entirety as set forth in this Waiver.

         SECTION 2. DEFINED TERMS; REFERENCES. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Waiver becomes effective, refer to the Credit Agreement as modified hereby for the period this Waiver remains in effect.

          (b) As used herein, the following additional terms have the following meanings:

         "BORROWING CONDITION" means the Company may not give any Notice of Borrowing for Loans in an amount in excess of its actual Working Capital Needs for the seven-day period beginning with the related date of Borrowing, determined consistent with the Company's historical cash management practices, as certified in reasonable detail by the Company's Chief Financial Officer or Treasurer in a certificate accompanying such Notice of Borrowing, PROVIDED that if the amount so determined is less than $5,000,000, such Borrowing may be in the amount of $5,000,000.

         "CASH BALANCE" means, as at any time of determination, the sum of the amount of all money, currency and Temporary Cash Investments arising out of its domestic operations held or carried in any deposit, custody or other account maintained by the Company or any Domestic Subsidiary.

         "CASH SWEEP PERIOD" means as of any Domestic Business Day the seven days beginning on (and including) such Domestic Business Day.

         "INDENTURE" means the Indenture dated as of January 9, 1997 by and between the Company and State Street Bank and Trust Company, as Trustee.

         "MATERIAL FOREIGN SUBSIDIARY" means a Foreign Subsidiary that is not an Immaterial Subsidiary.

         "MORTGAGE CONDITION" is satisfied when the Company has secured its Secured Obligations by a lien on and security interest in the Reservoir Site

Property and has delivered to the Collateral Agent an executed mortgage (together with appropriate UCC forms for related fixture filings) and (a) has filed such mortgage with the Middlesex County South Registry District of the Land Court, and (b) has recorded such mortgage with the Middlesex County South Registry of Deeds, has filed such UCC forms in the appropriate offices, all as shall be required to grant, record, perfect and protect such Liens, all in form and substance reasonably satisfactory to the Administrative Agent in its commercially reasonable judgement, and has delivered to the Collateral Agent evidence of such filings, which may be in the form of receipts from the filing offices for such filings, file stamped copies of the mortgage and UCC forms evidencing that such filings have been made or a letter to the Collateral Agent from outside counsel to the Company confirming that such counsel has made such filings.

         "RESERVOIR SITE PROPERTY" means property owned by the Company located at 868 Winter Street, Waltham, Massachusetts.

         "SECURITY AGREEMENT CONDITION" is satisfied when the Company has entered into, and caused the Subsidiary Guarantors to enter into, an amendment of the Security Agreement (which may take the form of an amendment and restatement, and in any event shall be in form and substance satisfactory to the Administrative Agent in its commercially reasonable judgment), pursuant to which the liens and security interests created thereby are extended to substantially all of the personal property of the Company and the Subsidiary Guarantors located in the United States, including equipment (but not including fixtures or any other property that is part of a Principal Property (as defined in the Indenture)), patents, trademarks and other intellectual property and all other general intangibles, subject to such exceptions as shall be acceptable to the Administrative Agent in its commercially reasonable judgment, PROVIDED that (A) as to security interests in patents, trademarks and other intellectual property (the foregoing collectively, "Intellectual Property"), the Security Agreement as amended will provide that the Company and the Subsidiary Guarantors may license Intellectual Property to third parties (but subject to provisions customary for matters of this nature, including subjecting such licenses and all revenues and other proceeds thereof to the lien of the Security Agreement), (B) shares of Capital Stock of or Debt of Restricted Subsidiaries (as such terms are defined in the Indenture) are not required to be pledged and (C) only shares of stock of Material Foreign Subsidiaries owned by the Company or a Domestic Subsidiary need be pledged and, in the case of voting stock, only 65% of the outstanding shares need be pledged.

         "WORKING CAPITAL NEEDS" means with respect to any seven-day period applicable to determining whether the Borrowing Condition is met the Company's actual cash funding needs for ordinary course of business expenditures (net of other sources of funds available or expected to be available to it, including previous Borrowings).

         SECTION 3. CERTAIN WAIVERS. (a) The Lenders party hereto waive (including for purposes of clause (c) of Section 3.03 of the Credit Agreement) any Default occurring on account of the Company's failure to be in compliance with Section 5.07 or Section 5.08(a) of the Credit Agreement as at any time during the first and second Fiscal Quarters of Fiscal Year 2001.

          (b) The foregoing waivers shall be effective solely for the period (the "WAIVER PERIOD") beginning on February 16, 2001 and ending at 5:00 P.M. (New York City time) on May 15, 2001 or such earlier time as is determined pursuant to Section 8 of this Waiver (the "WAIVER EXPIRY TIME").

         (c) The Company understands and accepts:

                  (i) the interim nature of the waiver provided hereby, and that the Lenders have given no assurances that they will extend the waiver provided hereby or provide other waivers under or amendments to the Credit Agreement or any other Financing Document;

                 (ii) that except as expressly set forth herein, the waiver contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects, and that no failure or delay by the Lenders or any one of them in exercising any right, power or privilege under any Financing Document, or any other action taken or not taken or statement made, during the period prior to the date hereof or during the period this Waiver is in effect shall operate as a waiver thereof or obligate any Lender to agree to an extension of the waiver provided hereby or any other waiver under or amendment to any Financing Document;

                (iii) that the Lenders are under no obligation to extend, and in their sole and absolute discretion may refuse to extend, this Waiver beyond the Waiver Expiry Time; and

                 (iv) that if (A) the Company does fail to be in compliance with
         Section 5.07 or 5.08(a) of the Credit Agreement as at any time and (B) the Lenders do not extend the waiver provided hereby or take other action in respect of any such failure, an Event of Default will automatically exist immediately following the Waiver Expiry Time, without the requirement of any further action by the Lenders or the Administrative Agent.

         SECTION 4. BORROWINGS; CASH SWEEP. The Company agrees that during the period from the date hereof until 5:30 P.M. (New York City time) on May 15, 2001 it will not give any Notice of Borrowing, and the Lenders shall have no obligation to fund any Borrowing of Loans, unless such Borrowing is in accordance with the provisions of this Section 4 (and otherwise in compliance with this Waiver and the Credit Agreement as modified hereby).

          (a) Subject to clause (c) below, prior to the satisfaction of the Mortgage Condition and the Security Agreement Condition, no Borrowing shall be made that would cause the principal amount of outstanding Loans (after giving effect to such Borrowing) to exceed $320,000,000.

          (b) Subject to clause (c) below, on satisfaction of both the Mortgage Condition and the Security Agreement Condition, Borrowings of Loans are permitted to the extent of the unused Commitments under the Credit Agreement, and the Company may borrow, repay and re-borrow within the limits contemplated by this Section 4.

          (c) No Borrowing may be made, even if otherwise permitted by this
Section 4, unless the Borrowing Condition is satisfied.

          (d) If on any Domestic Business Day the Cash Balance as determined as of the close of business on the immediately preceding Domestic Business Day exceeds the sum of (i) the Company's actual cash funding needs for ordinary course of business expenditures for the Cash Sweep Period (net of other sources of funds available or expected to be available to it, including proceeds of previous Borrowings), all as determined in the reasonable judgment of the Company's Chief Financial Officer, consistently with its historical cash management practices, and (ii) $10,000,000 (any such excess being an "EXCESS CASH AMOUNT"), the Company shall on such Domestic Business Day prepay a principal amount of Loans equal to such Excess Cash Amount; PROVIDED that (a) no such prepayment need be made unless the Excess Cash Amount is at least $1,000,000 and the amount actually required to be repaid on any Domestic Business Day shall be rounded downwards (but not below $1,000,000) from the Excess Cash Amount so determined to the next smallest multiple of $100,000 and
(b) the Company shall make any prepayment in the amount so determined notwithstanding the minimum prepayment amount specified in Section 2.08(a) of the Credit Agreement. The Company shall deliver notice to the Administrative Agent not later than Noon (New York City time) on each date a repayment is required to be made pursuant to this Section 4(d), specifying the amount of Loans being repaid, and any repayment of Euro-Dollar Loans shall be subject to
Section 2.10 of the Credit Agreement. The Company agrees that in order to minimize the number of occasions on which Section 2.10 will be applicable, it will maintain as Base Rate Loans a portion of the outstanding Loans determined in consultation with the Administrative Agent. No reduction of the Commitments shall be required in connection with any repayment of Loans pursuant to this Section 4(d).

         (e) The dates and amounts of any prepayments of Loans required by
Section 4(d) of this Waiver having been imposed as conditions to this Waiver by the Required Lenders, are not intended to be dates "fixed" for any such payment for purposes of Section 9.05(a)(i) of the Credit Agreement and accordingly may be amended or waived with the consent of the Required Lenders.

         SECTION 5. MODIFICATIONS OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. The Company and the Lenders party hereto agree that so long as any Lender has any Loans outstanding under the Credit Agreement or any interest or fees accrued thereunder remains unpaid, the provisions of the Credit Agreement are modified as follows:

          (a) In Sections 2.01, 2.02(a)(iii), 2.03(a) and 2.08(a) of the Credit Agreement, the reference to "$10,000,000" is changed to $5,000,000; and

          (b)   Clause (iii) of Section 2.17(b) shall no longer be applicable.

          (c) Notwithstanding the provisions of Section 5.13 of the Credit Agreement, after the date hereof, neither the Company nor any Subsidiary Guarantor will make or acquire any Investment in any Foreign Subsidiary.

         SECTION 6. ADDITIONAL COLLATERAL. (a) The Company agrees that on or before the 5th Domestic Business Day after the Waiver Effective Date, it will satisfy the Mortgage Condition. The Company further agrees that in connection with the mortgage on Reservoir Site Property, the Company shall also be obligated to deliver to the Administrative Agent such surveys, title commitments (but not title insurance) and legal opinions and other documents as the Administrative Agent may reasonably request relating to the creation and perfection and due recordation of, and corporate or other authority for and validity of, the mortgage, the name of the legal owner of the Reservoir Site Property and the accuracy of the legal description thereof, and any other matters relevant thereto, all in form and substance (and, in the case of legal opinions from such counsel) reasonably satisfactory to the Administrative Agent.

          (b) The Company agrees that on or before the Waiver Effective Date, it will satisfy the Security Agreement Condition. The Company further agrees that in connection with the Security Agreement, (i) the Company shall also be obligated to deliver to the Administrative Agent such legal opinions and other documents as the Administrative Agent may reasonably request relating to the existence of the relevant Lien grantor, the corporate or other authority for and validity of the Collateral Documents applicable thereto, the creation and perfection (or due recordation) of the Lien purportedly created thereby and the accuracy of the legal description thereof, and any other matters relevant thereto, all in form and substance (and, in the case of legal opinions from such counsel) reasonably satisfactory to the Administrative Agent and (ii) if within the period of five Domestic Business Days after a copy of the Security Agreement as so amended is distributed to the Lenders the Required Lenders notify the Administrative Agent that, in their commercially reasonable judgment, they object to any exception allowed by the Administrative Agent as contemplated above, the Company shall also be obligated to enter into, and cause the Subsidiary Guarantors to enter into, a further amendment of the Security Agreement further extending the liens and security interests created thereby to the property so excepted (failing which the judgment of the Administrative Agent shall be conclusive as to the Lenders).

          (c) The Company agrees that in connection with its obligations under
Section 6(a) and 6(b) it shall pay or provide for the payment of all costs and expenses in connection with the granting, perfecting, recording and maintenance of any such Lien, including the preparation, execution, delivery, recordation or filing of any documents that the Administrative Agent may reasonably request in connection therewith.

          (d) The Company also agrees that promptly, and in any event within one week, after the Waiver Effective Date it will prepare and deliver to the Administrative Agent a schedule of all real estate (land and plants, warehouses or other buildings and improvements) owned or leased by it or any Subsidiary Guarantor and located in the United States, and will identify (i) which of those properties constitute Principal Properties (as defined in the Indenture) based on the 2% of Consolidated Net Tangible Assets test in such definition and (ii) which of those properties have been or could be designated as not Principal Properties by the Company's Board of Directors as contemplated by clauses (a) and (b) of such definition. The Company will promptly initiate and diligently pursue the process of obtaining, at its own expense, for delivery to the Administrative Agent (i) surveys of and title commitments for (but not title insurance) and (ii) written appraisals by independent appraisers of recognized standing acceptable to the Administrative Agent of the fair market value of each property listed on such schedule.

          (e) The Company acknowledges and agrees that the willingness of the Required Lenders to grant the waivers granted hereby, and thus make available Borrowings in excess of $320,000,000 that the Company would otherwise not be entitled to request, is expressly in exchange for the granting of Liens on additional property as provided in Section 6(a) and 6(b).

         SECTION 7. LENDERS MEETING. The Company agrees that it will have a meeting to which all of the Lenders are invited no later than April 30, 2001 on a date and in a location to be mutually agreed with the Administrative Agent, at which its senior management will make a detailed presentation of its recent results of operations and current financial condition and the current status of its business and affairs. At this meeting, it will also present in reasonable detail its business plan, budget and financial projections for Fiscal Year 2001, describing in reasonable detail the basis for such projections (including any assumptions). A written report setting forth the details of such presentation will be delivered to each Lender no later than five Domestic Business Days prior to the date of such meeting.

         The Company also agrees that:

         (a) by no later than 5:00 P.M. (New York City time) on the second Domestic Business Day of each week it will deliver to each Lender by facsimile a "Domestic Receipts & Disbursements Forecast" in substantially the form and level of detail as the comparably titled document distributed by the Company in connection with the Lender conference call held on March 21, 2001, in each instance updated through Friday of the most recently ended week and extended by an additional week; and

         (b) during the week of April 9, 2001, on a day and at a time to be mutually agreed with the Administrative Agent, it will participate in a conference call with all of the Lenders during which it will provide an update on its liquidity and the status of the proposed refinancing described during the March 21, 2001 Lender conference call.

         SECTION 8. LAPSE OF WAIVER. The Company agrees that its failure to comply with any provision of this Waiver shall cause the waivers granted hereby to cease to be in effect (i) in the case of Section 5(c) and the failure to make any prepayment required by Section 4(d), immediately and without the requirement of any prior notice from or further action on the part of any Lender or the Administrative Agent or (ii) in any other case not explicitly covered by another provision of this Waiver, if such failure continues for more than five days after notice from the Administrative Agent given at the direction of the Required Lenders.

         SECTION 9. FINANCING DOCUMENT. The Company agrees that this Waiver shall be considered a "Financing Document" for all purposes of the Credit Agreement, including without limitation clause (e) of Section 6.01.

         SECTION 10. INTEREST; FEES. The Company agrees that (i) during the Waiver Period and (ii) if immediately after the Waiver Period ends any Events of Default have occurred and are continuing, during any period that any such Event of Default continues to exist, the Commitment Fee Rate, Facility Fee Rate, Euro-Dollar Margin and Base Rate Margin shall be as set forth in the table below, regardless of the Company's Long-Term Debt Ratings.

                  Commitment Fee Rate       0.025%
                  Facility Fee Rate         0.725%
                  Euro-Dollar Margin        2.525%
                  Base Rate Margin          1.525%

         SECTION 11. RELEASE OF BANK LIABILITY. The Company, for itself and on behalf of its affiliated entities, successors, assigns and legal representatives (the "COMPANY PARTIES"), jointly and severally releases, acquits and forever discharges the Administrative Agent, the Collateral Agent, the Co-Agent and each Lender (collectively, the "BANK PARTIES"), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively, the "BANKS' AFFILIATES") from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which the Company or any other Company Party has or may have against any of the Bank Parties and/or the Banks' Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof, including but not limited to any claim or defense that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called "lender liability theories", (ii) any covenants, agreements, duties or obligations set forth in the Financing Documents, (iii) any actions or omissions of any of the Bank Parties and/or the Banks' Affiliates in connections with the initiation or continuing exercise of any right or remedy contained in the Financing Documents or at law or in equity, (iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees, or (viii) damages to business reputation.

          SECTION 12. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 4 of the Credit Agreement will be true on and as of the Waiver Effective

Date (as defined in Section 16) and (ii) no Default will have occurred and be continuing on such date, except in any case as expressly contemplated to be waived by this Waiver. Without limiting the generality of the foregoing, the Company further represents and warrants that all information (other than projections) heretofore furnished by the Company to the Administrative Agent or any Lender for purposes of or in connection with this Waiver does not, and all such information hereafter furnished by the Company to the Administrative Agent or any Lender will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were or will be made, not misleading, and all projections included in any such information will be based upon good faith estimates and assumptions believed by the Company's senior management to be reasonable at the time delivered, and at the time delivered represent senior management's reasonable best estimate of the future performance of the operations of the Company and its Subsidiaries.

         SECTION 13. CONSENT BY GUARANTORS. By its signature below, each Guarantor (as defined in the Subsidiary Guaranty Agreement) hereby consents to this Waiver, and acknowledges that this Waiver shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or any Financing Document, and hereby ratifies and confirms all of the Financing Documents to which it is a party.

         SECTION 14. GOVERNING LAW. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 15. COUNTERPARTS. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 16. EFFECTIVENESS. This Waiver shall become effective as of the date hereof on the date (the "WAIVER EFFECTIVE DATE") when the Administrative Agent shall have received (i) from each of the Company, each Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof and (ii) confirmation that the Company has paid all statements of Davis Polk & Wardwell, special counsel for the Administrative Agent, that have been rendered to the Company at least one Domestic Business Day prior to the Waiver Effective Date in respect of this Waiver or other Credit Agreement matters, PROVIDED that the Waiver Effective Date may not occur unless the Security Agreement Condition has been satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.


                                            POLAROID CORPORATION


                                            By: /s/ CARL L. LUEDERS
                                                --------------------------------
                                                  Name:
                                                  Title:


                                            INNER CITY, INC.


                                            By: /s/ CARL L. LUEDERS
                                                --------------------------------
                                                  Name:
                                                  Title:

                                            POLAROID ASIA PACIFIC LIMITED


                                            By: /s/ CARL L. LUEDERS
                                                --------------------------------
                                                  Name:
                                                  Title:

                                            POLAROID LATIN AMERICA
                                              CORPORATION


                                            By: /s/ CARL L. LUEDERS
                                                --------------------------------
                                                  Name:
                                                  Title:

                                            POLAROID DIGITAL SOLUTIONS, INC.


                                            By: /s/ CARL L. LUEDERS
                                                --------------------------------
                                                  Name:
                                                  Title:

                                            POLAROID EYEWEAR, INC.


                                            By: /s/ CARL L. LUEDERS
                                                --------------------------------
                                                  Name:
                                                  Title:

                                            POLAROID ID SYSTEMS, INC.


                                            By: /s/ CARL L. LUEDERS
                                                --------------------------------
                                                  Name:
                                                  Title:


                                            POLAROID MALAYSIA LIMITED


                                            By: /s/ CARL L. LUEDERS
                                                --------------------------------
                                                  Name:
                                                  Title:

                                            PRD CAPITAL INC.


                                            By: /s/ CARL L. LUEDERS
                                                --------------------------------
                                                  Name:
                                                  Title:

                                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                      By: /s/ JOSEPH F. MURPHY
                                         ---------------------------------------
                                         Name:  JOSEPH F. MURPHY
                                         Title: VICE PRESIDENT


                                      ABN AMRO BANK N.V.


                                      By: /s/ STEVEN C. WIMPENNY
                                         ---------------------------------------
                                          Name:  STEVEN C. WIMPENNY
                                          Title: GROUP SENIOR VICE PRESIDENT


                                      By: /s/ WILLIAM J. TERESKY, JR.
                                         ---------------------------------------
                                          Name:  WILLIAM J. TERESKY, JR.
                                          Title: GROUP VICE PRESIDENT


                                      BANKBOSTON, N.A.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      TRANSAMERICA BUSINESS CREDIT CORPORATION


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      FOOTHILL CAPITAL (L.A.)


                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:


                                      DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                      ISLANDS BRANCHES


                                      By: /s/ DAVID MAYHEW
                                         --------------------------------------
                                         Name:  DAVID MAYHEW
                                         Title: VICE PRESIDENT


                                      By: /s/ RYAN ZANIN
                                         ---------------------------------------
                                         Name:  RYAN ZANIN
                                         Title: MANAGING DIRECTOR


                                      BANK ONE, NA


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      SENIOR DEBT PORTFOLIO

                                      By:   Boston Management and Research,
                                            as investment advisor


                                      By: /s/ SCOTT H. PAGE
                                          --------------------------------------
                                          Name:  SCOTT H. PAGE
                                          Title: VICE PRESIDENT

                                     THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH


                                     By: /s/ LEO PAGARIGAN
                                        ----------------------------------------
                                         Name:  LEO PAGARIGAN
                                         Title: VICE PRESIDENT



                                     WACHOVIA BANK, N.A.


                                     By: /s/ JILL E. SNYDER
                                        ----------------------------------------
                                         Name:  JILL E. SNYDER
                                         Title: VICE PRESIDENT


                                     FLEET NATIONAL BANK


                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:


                                     MELLON BANK, N.A.


                                     By: /s/ ALEXANDRA M. DULCHINOS
                                        ----------------------------------------
                                         Name:  ALEXANDRA M. DULCHINOS
                                         Title: VICE PRESIDENT


                                     TEXTRON FINANCIAL CORPORATION


                                     By: /s/ MATTHEW J. COLGAN
                                        ----------------------------------------
                                         Name:  MATTHEW J. COLGAN
                                         Title: DIRECTOR

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By: /s/ GARY W. WESSELS
                                        ----------------------------------------
                                         Name:  GARY W. WESSELS
                                         Title: VICE PRESIDENT



                                     FOOTHILL INCOME TRUST, L.P.


                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     ERSTE BANK NEW YORK


                                     By: /s/ ARCINEE HOVANESSIAN
                                        ----------------------------------------
                                         Name:  ARCINEE HOVANESSIAN
                                         Title: DIRECTOR-ERSTE BANK
                                                NEW YORK BRANCH


                                     By: /s/ JOHN S. RUNNION
                                        ----------------------------------------
                                         Name:  JOHN S. RUNNION
                                         Title: MANAGING DIRECTOR-ERSTE BANK
                                                NEW YORK BRANCH